Securities Act File No. 333-190432

Investment Company Act File No. 811-22875

BLUESTONE COMMUNITY DEVELOPMENT FUND

Ticker: BLUCX

May 5, 2021

Supplement to the Prospectus

dated October 23, 2020, as previously supplemented

This Supplement amends the Prospectus of Bluestone Community Development Fund (the “Fund”). It should be retained and read in conjunction with the Prospectus. All capitalized terms not defined herein shall have the same meanings as set forth in the Prospectus.

The disclosure in the Prospectus under the section titled “Prospectus Summary–Investment Objectives and Strategies” is hereby amended to include the following:

The Adviser will seek to limit the Fund’s investments and investment strategies so as to qualify the Fund as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations.

The disclosure in the Prospectus under the section titled “Investment Objectives, Strategies and Policies–Investment Strategies” is hereby amended to include the following:

The Adviser will seek to limit the Fund’s investments and investment strategies so as to qualify the Fund as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations. By way of example, the Adviser will ensure the Fund will not invest in certain types of investments that federal credit unions are prohibited from owning, including stripped mortgage-backed securities, collateralized mortgage obligation (“CMO”) and real estate mortgage investment conduit (“REMIC”) securities that do not pass a high risk securities test, CMO and REMIC residuals, and zero coupon securities with maturities greater than 10 years.

Nationally chartered banks and federal credit unions should consult with their legal counsel regarding federal laws and regulations applicable to their investment in the Fund. The Fund also encourages state chartered commercial banks and state chartered credit unions to consult their legal counsel regarding whether shares of the Fund are a permissible investment under their state law.

The disclosure in the Prospectus under the sections titled “Prospectus Summary–Risks” and “Risks” is hereby amended to include the following:

Regulatory Risk. The Adviser seeks to limit the Fund’s investments and investment strategies so as to qualify the Fund as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations. The qualification of the Fund as a permissible investment for nationally chartered banks and federal credit unions is subject to the Adviser’s active monitoring of applicable federal laws and regulations and regulatory changes relating thereto and updating the Fund’s investment guidelines as necessary.

Please retain this Supplement for future reference.